EXHIBIT 10.12.7
AMENDMENT NO. 7 TO LICENSING AGREEMENT
     THIS AMENDMENT NO. 7 TO LICENSING AGREEMENT (this “Amendment No. 7”), by and between MedQuist Inc. (“MedQuist”), acting on behalf of its wholly owned subsidiaries (direct and indirect), Nuance Communications, Inc. (“Nuance”) successor-in-interest to Philips Speech Recognition Systems GmbH (“PSP”), is dated November 10, 2009 (the “Amendment Effective Date”). Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Agreement (as that term is defined below).
BACKGROUND
     WHEREAS, MedQuist and PSP entered into that certain Licensing Agreement dated May 22, 2000 (as amended by Amendment No.1 to Licensing Agreement dated January 1, 2002, Amendment No. 2 to Licensing Agreement dated December 10, 2002, Amendment No.3 to Licensing Agreement dated August 10, 2003, Amendment 4 to Licensing Agreement dated September 1, 2004, Amendment No.5 to Licensing Agreement dated December 30, 2005 and Amendment No.6 dated January 1, 2007 (hereinafter referred to as the “Agreement’);
     WHEREAS, Nuance, as successor in interest to PSP is assigned the rights and obligations of the Agreement; and
     WHEREAS, the parties desire to amend the Agreement as set forth herein.
AGREEMENT
     NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually agreed and covenanted by and between the parties to this Amendment No.7, as follows:
1. Amendment to Section 1. — Definitions.
i)	Unless otherwise defined in this Amendment No. 7, capitalized terms used in this Amendment No. 7 shall have the meanings given to them in the Agreement.
2.	Section 7.1 of the Agreement is stricken in entirety and restated as follows:
“7.1 Initial Term and Renewal Terms. Unless earlier terminated pursuant to this Section 7, this Agreement shall, when signed by duly authorized representatives of both parties, remain valid as follows:
7.1.1 This Agreement shall become effective on the Effective Date and continue until June 30, 2015 (the “Initial Term”).
7.1.2 Following the Initial Term, and subject to Section 7.1.3 and 7.1.4, the Agreement may be renewed, for two (2) successive terms of five (5) years each (each a “Renewal Term”). To renew the Agreement for each Renewal Term, MedQuist must indicate its intent to renew the Agreement by providing a written notice to Nuance, to be provided no less than six (6) months prior to the end of the then-current Initial Term or Renewal Term (each a “Notice Period”).
7.1.3 The parties agree that the same terms and conditions of this Agreement in effect at the end of the then-current Initial Term or Renewal Term, will apply upon a renewal of this Agreement as provided herein, except for the pricing (ASR Line Rate) for the Licensed Product and any Services, which new pricing must be determined and agreed to in writing by the parties, based upon Nuance’s standard market prices for the Licensed Product Fees and Services, in effect at the end of the then-current Initial Term or Renewal Term.
7.1.4 The parties shall negotiate new pricing upon receipt of MedQuist’s written notice by Nuance pursuant to Section 7.1.2. In the event that, within thirty (30) days following MedQuist providing Nuance with written notice of MedQuist’s intent to renew pursuant to Section 7.1.2, (i) Nuance does not respond to such notice, or (ii) the parties are unable to agree in writing to new pricing as per Section 7.1.3 for the Licensed Product and any Services for the proposed Renewal Term, this Agreement will terminate on the date that is two (2) years from the end of the then current Initial Term, or Renewal Term (the “Termination Period”). During the Termination Period, all terms and conditions of this Agreement in effect at the end of the then-current Initial Term or Renewal Term, will continue to apply.”
3.	Section 7.2.3 is stricken in its entirety.

4.	Facsimile Signature; Counterparts. This Amendment may be executed by facsimile and in two or more counterparts, each of which shall constitute one and the same instrument.

5.	Except as amended by this Amendment No. 7, the Agreement shall continue in full force and effect.
     IN WITNESS WHEREOF, MedQuist and Nuance have executed this Amendment No. 7 as of the Amendment Effective Date by their duly authorized representatives.
SO AGREED AND SIGNED:

MEDQUIST INC.		NUANCE COMMUNICATIONS, INC.

By:	/s/ Peter Masanotti	By:	/s/ Richard D. Booth

	Name: Peter Masanotti Title: President & CEO		Name: Richard D. Booth Title: Vice President, Finance

	Date: November 10, 2009		Date: November 10, 2009

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